Exhibit 10.2
FIRST CITIZENS BANC CORP
2000 STOCK OPTION AND STOCK
APPRECIATION RIGHTS PLAN
AMENDED AND RESTATED
INCENTIVE STOCK OPTION AGREEMENT
     This Incentive Stock Option Agreement (the ‘“Option Agreement”) is entered into as of April 15, 2003 (“Grant Date”), between First Citizens Banc Corp, an Ohio corporation (the “Company”), and                                         , an employee of the Company (the “Optionee”).
     1. Grant of Options. Pursuant to the First Citizens Banc Corp Amended and Restated 2000 Stock Option and Stock Appreciation Rights Plan, a copy of which is attached hereto (the “Plan”), and authorization by the Compensation, Benefits and Liability Committee (“Committee”) and approval of the Board of Directors of the Company (“Board”), the Company hereby grants to the Optionee an option (the “Option”) to purchase                     shares of the Company’s common stock, without par value (“Stock”) at the prices and on such other terms and conditions as are hereinafter provided. The Optionee agrees that as holder of the Option such Optionee shall have no rights of or as a shareholder or otherwise in respect of any of the shares of Stock as to which the Option shall not have effectively been exercised as herein provided.
     2. Designation of Incentive Stock Options. The number of Option shares of Stock granted hereunder are hereby designated incentive stock options, as that term is defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (“Code”) (the “ISO Shares”); provided, however, that if pursuant to any provision of the Plan or amendment to this Option Agreement any of the Option shares hereby granted become exercisable sooner than as provided in Section 4 hereof, then the number of Option shares that may be ISO Shares with respect to any calendar year during which they are first exercisable shall be limited to the quotient obtained by dividing $100,000 by the Option Price set forth in Section 3 hereof. Optionee agrees that, in the event the Optionee disposes of any of the ISO Shares within one year after the date of exercise of the Option to purchase same, the Optionee will promptly notify the Company of such disposition. Such notice shall be in writing and shall specify (i) the number of ISO Shares so disposed of, (ii) the price paid for such shares by the Optionee upon the exercise of the option, and (iii) the price or other consideration received for such shares. All certificates for Stock issued upon the exercise of the Option to purchase ISO Shares shall bear such legend or other distinctive impression, as determined by the Committee, as will notify the transfer agent of such Stock to advise the Company of the disposition of ISO Shares within one year after the issuance thereof.
     3. Option Price. The Option shall be exercisable at a price of $35.00 per share of Stock (the “Option Price”).
     4. Exercise Period. Except as provided in Paragraph 13, the Option may be exercised by the Optionee, in whole or in part, prior to the earlier of (i) the termination of the

Optionee’s employment with the Company or any of its subsidiaries for any reason, or (ii) April 15, 2013, in accordance with the following schedule:
          100% commencing on the effective date of this Option Agreement
     5. Exercise of the Option. The Option shall be exercised by delivery to the Company of a written statement in the form attached hereto entitled “Incentive Stock Option Exercise Form”. At the time of exercise of the Option by such delivery, the Optionee shall pay such amount as required under Paragraph 6 herein together with an amount in cash equal to the amount of all applicable withholding taxes (or, in the Committee’s sole discretion, a withholding authorization acceptable to the Committee). Upon receipt of such payment for the Stock being purchased and compliance by the Optionee with the terms and conditions hereunder, the Company shall promptly cause certificate(s) for such Stock to be delivered to the Optionee.
     6. Payment of Option Price. At the time of exercise of the Option, the Optionee shall pay to the Company the full Option Price for the Stock being purchased in cash.
     7. Compliance With Securities Laws. The exercise of the Options and the issuance of Stock pursuant thereto shall be contingent upon either the prior registration of the Stock under the Securities Act of 1933, as amended (the “Securities Act”) and such federal and state laws, rules, and regulations as may be applicable or promulgated thereunder, or a determination by the Company that the issuance of such Stock will be a transaction exempt from such registration. The Company anticipates that shares of Stock, when and if issued to the Optionee, will be “restricted securities” as that term is defined in Rule 144 under the Securities Act and, accordingly, such shares of Stock must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from registration is available. The Optionee understands and agrees that the Company is not under any obligation to register shares of Stock or to comply with Regulation A or any other exemption under the Securities Act. As a condition to the grant and/or exercise of the Options, the Optionee agrees to execute one or more undertakings, in the form prescribed by the Board, that the Stock is being acquired for investment only and without any present intention of resale or other distribution, or that the Stock will not be offered for sale or other distribution otherwise and pursuant to such condition or conditions as the Board approves. The Company shall have the right to place upon any certificate or certificates evidencing shares of Stock any such legends as the Board may prescribe, including legends providing that the shares are subject to registration requirements under the Securities Act and state securities laws and that the shares are subject to the terms of this Option Agreement and the Plan.
     8. Non-transferability and Termination of Options. Except as otherwise provided in Paragraph 9, the Option shall not be transferable or assignable and, during the Optionee’s lifetime, shall be exercisable solely by the Optionee. Except as otherwise provided in Paragraph 9, the Options shall terminate upon termination of the Optionee’s employment with the Company or its subsidiaries for any reason or any attempted sale, transfer or assignment of any such Options, whether voluntarily or involuntarily. A transfer of employment between and among the Company and is subsidiaries shall be considered as continuing employment and shall not be a termination of employment for purposes of this Option Agreement. In addition, temporary interruptions in employment caused by sickness or other approved leave of absence shall not constitute termination of employment for purposes of this Option Agreement.
     9. Retirement, Disability of Optionee or Death. If the Optionee terminates employment due to Retirement (as defined in the Plan), becomes permanently and totally disabled within the meaning of Section 22(e)(3) of the Code or dies while in the employ of the Company or one of its subsidiaries, the Option may be exercised during the time period from the date of the Optionee’s Retirement, permanent and total disability, or death until the expiration of three (3) months (or one year in the case of permanent and total disability) after the date of the Optionee’s Retirement, permanent and total disability, or death by the Optionee or by the deceased Optionee’s personal representative, as applicable, or by any person who acquired the Options by bequest or inheritance as a result of the death of the Optionee, subject to the terms and conditions set forth herein.
     10. Adjustment for Stock Dividend, Stock Split or Capital Contribution. In the event that a stock dividend is hereafter paid on outstanding Stock, or in the event that the number of outstanding shares of Stock is hereafter increased as a result of a stock split, and the Option is then unexercised, the number of shares of Stock subject to the Option shall thereupon be increased by that number of shares of Stock which would have been distributed with respect to the Stock subject to the Option if the Stock subject to the Option had been outstanding at the time of the dividend or stock split and the Option price per share shall be adjusted to reflect such increased number of shares of Stock subject to the Option. If any shareholder of the Company or any other person should make a contribution to the capital of the Company without receiving any securities of the Company in exchange therefor, then, and in such event, the Option price per share shall be increased by an amount which is equal to the amount of such contribution to the capital of the Company divided by the number of issued and outstanding shares of common stock of the Company at the time of such contribution.
     11. Additional Adjustments. In the event that there is any change in the number of outstanding shares of Stock for which an adjustment is not provided by Paragraph 10 of this Option Agreement, and the Option is then unexercised, the Board may, in its sole discretion, require an adjustment in the number or kind of shares of Stock subject to the Option and the Option Price and such adjustment shall be binding and effective for all purposes hereof.
     12. Elimination of Fractional Shares. Any addition or adjustment provided for in Paragraphs 10 and 11 hereof may be limited to the extent necessary to prevent fractions of shares of Stock from becoming available under the Option.
     13. Change in Control Transaction. The Plan’s provisions concerning exercise and termination of the Option shall apply in a Change in Control Transaction (as defined in the Plan).
     14. Optionee Bound by the Plan. The Optionee hereby agrees to be bound by all applicable provisions of the Plan. If any of the terms and provisions of this Option Agreement are inconsistent or in conflict with the terms and provisions of the Plan, the Plan shall supersede and prevail over such inconsistent provisions hereof. The Committee shall have authority, subject to the express provisions of the Plan and this Option Agreement, to establish, amend, and rescind rules and regulations relating to the Plan, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in this Option Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All actions by the Committee under the provisions of this Paragraph 14 shall be conclusive for all purposes.
     15. Miscellaneous.
          a. No Shareholder Rights. The Optionee shall not, by virtue of holding the Option, be entitled to any rights of a shareholder of the Company or any of its subsidiaries.
          b. Lock-Up. The Optionee agrees that in connection with an initial public offering of the Stock he will, if required by the Board, agree to such restrictions on the resale of his Stock as shall be agreed to by other members of management in connection therewith.
          c. Continued Employment. Nothing herein shall be deemed to create any employment agreement or guaranty of continued employment or limit in any way the Company’s or any subsidiary’s right to terminate the Optionee’s employment at any time.
          d. Legend. The certificates for the shares of Stock issued pursuant to exercise of the Options shall bear the following legend:
The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under any state securities laws, and may not be sold or otherwise disposed of until the sale shall have been registered under said Act and any applicable state securities laws, or until the Corporation shall have received an opinion of counsel satisfactory to it that such shares may be legally sold or otherwise transferred without such registration. The shares represented by this certificate have been issued pursuant to the exercise of an option to purchase such shares and are subject to certain restrictions on transfer contained in the First Citizens Banc Corp 2000 Stock Option and Stock Appreciation Rights Plan and an Incentive Stock Option Agreement entered into pursuant to such Plan. If shares represented by this certificate are transferred within one (1) year of the date of this certificate, the transfer agent must notify the Corporation.
          e. Entire Agreement. This Option Agreement, together with the Plan, constitutes the entire agreement of the Company and its subsidiaries and the Optionee regarding the subject matter of this Option Agreement and the Plan; and all prior or contemporaneous agreements, understandings, representations and statements, written or oral, are hereby merged herein.
          f. Binding Effect. This Option Agreement shall be binding upon the parties hereto, their successors, heirs and permitted assigns.

     16. Headings. The headings of the sections of this Option Agreement are inserted for convenience only and shall not be deemed to be part hereof.
     17. Ohio Law to Apply. The place of administration of the Plan and this Option Agreement shall be conclusively deemed to be within the State of Ohio, and the validity, construction, interpretation, administration, and effect of the Plan and this Option Agreement and the rights of any person having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Ohio.
     18. Dispute Resolutions. Any controversy or claim arising out of or relating to this Option Agreement or the Plan, or any breach thereof, shall be settled by arbitration in the City of Sandusky, Ohio, in accordance with the commercial arbitration rules then in effect of the American Arbitration Association (the “AAA Rules”), before a panel of three arbitrators, one of whom shall be selected by the Company, the second of whom shall be selected by the Optionee, and the third of whom shall be selected by the other two arbitrators; provided, however, that to the extent that any of the AAA Rules or any portion thereof is inconsistent with the provisions of this Paragraph 18, the latter shall govern. If one of the parties fails or refuses to select an arbitrator within thirty (30) days after the time of notification of demand for arbitration by the other, or if the arbitrators selected by the Company and the Optionee cannot agree on the selection of the third arbitrator within thirty (30) after such time as the Company and the Optionee have each been notified of the selection of the other arbitrator, the necessary arbitrator or arbitrators shall be selected by a judge of general jurisdiction in the Court of Common Pleas of Erie County, Ohio. Any award entered by the arbitrators shall be final, binding, and nonappealable and judgment may be entered thereon by either party in accordance with applicable law in any court of competent jurisdiction. The arbitration provisions of this Paragraph 18 shall be specifically enforceable, and constitute a waiver by each party of its right to commence an action in a court of law.
     19. Optionee Acknowledgment. Optionee acknowledges receipt of a copy of the Plan, which is annexed hereto, and represents that such Optionee is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan, this Option Agreement, or the Option.
     20. Counterparts. This Option Agreement may be executed in multiple counterparts; each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     IN WITNESS WHEREOF, the parties have caused this Option Agreement to be duly executed.

OPTIONEE
FIRST CITIZENS BANC CORP

By:

Title:

FIRST CITIZENS BANC CORP
2000 STOCK OPTION AND STOCK
APPRECIATION RIGHTS PLAN
INCENTIVE STOCK OPTION EXERCISE FORM
     The undersigned holder of an Option to purchase shares of common stock, without par value, or First Citizens Banc Corp (the “Company”) under an Incentive Stock Option Agreement with the Company dated                                          hereby exercises his/her Option to purchase                      ISO Shares of such common stock of the Company at the Option Price of $                     per share in accordance with the terms and conditions of such Stock Option Agreement.

Date of Exercise	Signature of Person
Exercising Option
     Please type or print legibly your name as you want it to appear on your stock certificate, your address and your social security number in the space provided below.

Name:

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